CMO Desk

Yields Given Prices Report

CSFB03-17G3AR2

30 year 5.5's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

06/27/2003 16:30:40

Bond: A2

Balance: 2,000,000

Coupon: 5.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 6/01/2003
Settlement Date: 6/30/2003 WHOLE 30 year WAC: 6.85 WAM: 356.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	400	450	800	1000	1600	2000

99- 0	5.105	5.111	5.119	5.148	5.160	5.236	5.276	5.386	5.446
99- 4	5.095	5.100	5.106	5.130	5.140	5.202	5.234	5.323	5.372
99- 8	5.085	5.089	5.094	5.112	5.120	5.167	5.192	5.260	5.298
99-12	5.075	5.078	5.081	5.094	5.099	5.133	5.150	5.198	5.224
99-16	5.065	5.067	5.069	5.076	5.079	5.098	5.108	5.135	5.150
99-20	5.056	5.056	5.056	5.058	5.059	5.064	5.066	5.073	5.077

99-24	5.046	5.045	5.044	5.040	5.039	5.029	5.025	5.011	5.003
99-28	5.036	5.034	5.032	5.023	5.019	4.995	4.983	4.949	4.930
*100- 0	5.026	5.023	5.019	5.005	4.999	4.961	4.941	4.887	4.857
100- 4	5.016	5.012	5.007	4.987	4.979	4.927	4.900	4.825	4.784
100- 8	5.007	5.001	4.995	4.969	4.959	4.893	4.858	4.763	4.710
100-12	4.997	4.990	4.983	4.951	4.939	4.859	4.817	4.701	4.638

100-16	4.987	4.980	4.970	4.933	4.919	4.825	4.775	4.640	4.565
100-20	4.978	4.969	4.958	4.916	4.899	4.791	4.734	4.578	4.492
100-24	4.968	4.958	4.946	4.898	4.879	4.757	4.693	4.517	4.420
100-28	4.958	4.947	4.934	4.880	4.859	4.723	4.652	4.456	4.347
101- 0	4.949	4.936	4.921	4.863	4.840	4.689	4.611	4.394	4.275

AVG LIFE	21.07	17.46	14.52	8.82	7.65	4.12	3.32	2.17	1.82
DURATION	12.75	11.39	10.10	6.97	6.22	3.64	2.99	2.01	1.70
FIRST PAY	8/23	1/20	3/17	10/11	9/10	6/07	9/06	8/05	4/05
LAST PAY	7/25	11/21	11/18	11/12	7/11	9/07	11/06	9/05	4/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-17G3AR2

30 year 5.5's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

06/19/2003 15:13:54

Bond: A6

Balance: 3,000,000

Coupon: 5.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 6/01/2003
Settlement Date: 6/30/2003 WHOLE 30 year WAC: 6.85 WAM: 356.00

Months 480	PSA 150	PSA 200	PSA 250	PSA 400	PSA 450	PSA 800	PSA 1000	PSA 1600	PSA 2000

99- 0	5.113	5.123	5.134	5.172	5.185	5.266	5.308	5.412	5.477
99- 4	5.102	5.110	5.119	5.150	5.160	5.226	5.260	5.344	5.397
99- 8	5.090	5.096	5.103	5.127	5.135	5.186	5.212	5.277	5.317
99-12	5.079	5.083	5.088	5.105	5.110	5.146	5.164	5.209	5.238
99-16	5.067	5.070	5.073	5.082	5.085	5.106	5.116	5.142	5.158
99-20	5.056	5.057	5.057	5.060	5.061	5.066	5.068	5.075	5.079

99-24	5.045	5.044	5.042	5.037	5.036	5.026	5.021	5.008	4.999
99-28	5.034	5.030	5.027	5.015	5.011	4.986	4.973	4.941	4.920
*100- 0	5.022	5.017	5.012	4.993	4.987	4.946	4.925	4.874	4.841
100- 4	5.011	5.004	4.997	4.971	4.962	4.907	4.878	4.807	4.763
100- 8	5.000	4.991	4.982	4.948	4.937	4.867	4.831	4.740	4.684
100-12	4.988	4.978	4.966	4.926	4.913	4.827	4.783	4.673	4.605
100-16	4.977	4.965	4.951	4.904	4.888	4.788	4.736	4.607	4.527
100-20	4.966	4.952	4.936	4.882	4.864	4.748	4.689	4.541	4.449
100-24	4.955	4.939	4.921	4.860	4.839	4.709	4.642	4.474	4.370
100-28	4.944	4.926	4.906	4.838	4.815	4.670	4.595	4.408	4.292
101- 0	4.933	4.913	4.891	4.816	4.791	4.631	4.548	4.342	4.214

AVG LIFE	16.60	13.30	10.88	6.74	5.98	3.50	2.88	2.00	1.68
DURATION	11.03	9.50	8.21	5.59	5.06	3.14	2.62	1.86	1.58
FIRST PAY	3/19	1/16	9/13	11/09	3/09	11/06	4/06	6/05	2/05
LAST PAY	12/20	7/17	1/15	7/10	10/09	2/07	6/06	7/05	3/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-17G3AR2

30 year 5.5's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

06/19/2003 15:14:00

Bond: A7

Balance: 3,624,000

Coupon: 5.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 6/01/2003
Settlement Date: 6/30/2003 WHOLE 30 year WAC: 6.85 WAM: 356.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	400	450	800	1000	1600	2000

99- 0	5.109	5.117	5.126	5.160	5.172	5.250	5.291	5.396	5.462
99- 4	5.098	5.104	5.112	5.140	5.149	5.213	5.246	5.332	5.385
99- 8	5.087	5.092	5.098	5.119	5.127	5.176	5.201	5.267	5.308
99-12	5.077	5.080	5.084	5.099	5.105	5.139	5.156	5.202	5.231
99-16	5.066	5.068	5.071	5.079	5.082	5.102	5.112	5.138	5.154
99-20	5.056	5.056	5.057	5.059	5.060	5.065	5.067	5.074	5.078

99-24	5.045	5.044	5.043	5.039	5.037	5.028	5.023	5.010	5.001
99-28	5.035	5.032	5.030	5.019	5.015	4.991	4.978	4.945	4.925
*100- 0	5.024	5.020	5.016	4.999	4.993	4.954	4.934	4.881	4.849
100- 4	5.014	5.009	5.002	4.979	4.971	4.917	4.889	4.817	4.773
100- 8	5.004	4.997	4.989	4.959	4.948	4.881	4.845	4.754	4.697
100-12	4.993	4.985	4.975	4.939	4.926	4.844	4.801	4.690	4.621

100-16	4.983	4.973	4.962	4.919	4.904	4.808	4.757	4.626	4.546
100-20	4.972	4.961	4.948	4.899	4.882	4.771	4.713	4.563	4.470
100-24	4.962	4.949	4.934	4.879	4.860	4.735	4.669	4.499	4.395
100-28	4.952	4.937	4.921	4.860	4.838	4.698	4.625	4.436	4.320
101- 0	4.941	4.926	4.907	4.840	4.816	4.662	4.581	4.373	4.244

AVG LIFE	18.77	15.27	12.58	7.67	6.75	3.81	3.10	2.10	1.75
DURATION	11.91	10.44	9.13	6.22	5.60	3.39	2.81	1.95	1.64
FIRST PAY	12/20	7/17	1/15	7/10	10/09	2/07	6/06	7/05	3/05
LAST PAY	8/23	1/20	3/17	10/11	9/10	6/07	9/06	8/05	4/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-17G3AR2

30 year 5.5's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

06/19/2003 15:14:06

Bond: A4

Balance: 2,000,000

Coupon: 5.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 6/01/2003
Settlement Date: 6/30/2003 WHOLE 30 year WAC: 6.85 WAM: 356.00

Months 480	PSA 150	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
		200	250	400	450	800	1000	1600	2000
99- 0	5.102	5.107	5.113	5.138	5.149	5.226	5.264	5.376	5.446
99- 4	5.093	5.097	5.102	5.122	5.131	5.193	5.224	5.315	5.372
99- 8	5.084	5.087	5.090	5.106	5.113	5.160	5.185	5.254	5.298
99-12	5.074	5.076	5.079	5.090	5.095	5.128	5.145	5.194	5.224
99-16	5.065	5.066	5.068	5.074	5.077	5.096	5.105	5.133	5.150
99-20	5.055	5.056	5.056	5.058	5.058	5.063	5.066	5.072	5.077
99-24	5.046	5.046	5.045	5.042	5.040	5.031	5.026	5.012	5.003
99-28	5.037	5.035	5.033	5.026	5.022	4.999	4.986	4.952	4.930
*100- 0	5.028	5.025	5.022	5.010	5.004	4.966	4.947	4.891	4.857
100- 4	5.018	5.015	5.011	4.994	4.986	4.934	4.908	4.831	4.784
100- 8	5.009	5.005	5.000	4.978	4.968	4.902	4.868	4.771	4.710
100-12	5.000	4.995	4.988	4.962	4.950	4.870	4.829	4.711	4.638
100-16	4.991	4.985	4.977	4.946	4.932	4.838	4.790	4.651	4.565
100-20	4.981	4.975	4.966	4.930	4.914	4.806	4.751	4.592	4.492
100-24	4.972	4.964	4.955	4.914	4.896	4.774	4.712	4.532	4.420
100-28	4.963	4.954	4.943	4.899	4.878	4.742	4.673	4.472	4.347
101- 0	4.954	4.944	4.932	4.883	4.860	4.710	4.634	4.413	4.275
AVG LIFE	23.15	19.64	16.53	10.18	8.70	4.40	3.53	2.24	1.82
DURATION	13.42	12.24	11.00	7.80	6.89	3.86	3.16	2.07	1.70
FIRST PAY	7/25	11/21	11/18	11/12	7/11	9/07	11/06	9/05	4/05
LAST PAY	11/27	6/24	4/21	7/14	12/12	1/08	2/07	9/05	4/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-17G3AR2

30 year 5.5's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

06/19/2003 15:14:12

Bond: A5

Balance: 3,000,000

Coupon: 5.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 6/01/2003
Settlement Date: 6/30/2003 WHOLE 30 year WAC: 6.85 WAM: 356.00

Months 480	PSA 150	PSA 200	PSA 250	PSA 400	PSA 450	PSA 800	PSA 1000	PSA 1600	PSA 2000

99- 0	5.099	5.101	5.105	5.120	5.127	5.211	5.248	5.364	5.446
99- 4	5.090	5.092	5.095	5.107	5.113	5.181	5.211	5.305	5.372
99- 8	5.081	5.083	5.085	5.095	5.099	5.151	5.174	5.247	5.298
99-12	5.073	5.074	5.075	5.082	5.085	5.122	5.138	5.188	5.224
99-16	5.064	5.065	5.065	5.069	5.071	5.092	5.101	5.130	5.150
99-20	5.055	5.055	5.056	5.057	5.057	5.062	5.065	5.072	5.077

99-24	5.047	5.046	5.046	5.044	5.043	5.033	5.028	5.014	5.003
99-28	5.038	5.037	5.036	5.031	5.029	5.003	4.992	4.956	4.930
*100- 0	5.029	5.028	5.026	5.019	5.015	4.974	4.955	4.898	4.857
100- 4	5.021	5.019	5.017	5.006	5.001	4.944	4.919	4.840	4.784
100- 8	5.012	5.010	5.007	4.994	4.987	4.915	4.882	4.782	4.710
100-12	5.003	5.001	4.997	4.981	4.973	4.885	4.846	4.724	4.638

100-16	4.995	4.992	4.988	4.969	4.959	4.856	4.810	4.667	4.565
100-20	4.986	4.983	4.978	4.956	4.946	4.827	4.774	4.609	4.492
100-24	4.978	4.974	4.969	4.944	4.932	4.797	4.738	4.552	4.420
100-28	4.969	4.965	4.959	4.931	4.918	4.768	4.702	4.494	4.347
101- 0	4.961	4.956	4.950	4.919	4.904	4.739	4.666	4.437	4.275

AVG LIFE	26.76	24.36	21.58	14.29	12.35	4.87	3.85	2.33	1.82
DURATION	14.43	13.75	12.85	9.89	8.92	4.22	3.42	2.15	1.70
FIRST PAY	11/27	6/24	4/21	7/14	12/12	1/08	2/07	9/05	4/05
LAST PAY	2/33	2/33	2/33	2/33	2/33	9/08	7/07	11/05	4/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.